Supplement No. 3 dated December 6, 1996
             (Supplanting Supplement No. 2 dated November 15, 1996)
                                       to
                       Prospectus dated March 1, 1996 for:
            STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
              STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
             STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
                 series of State Street Research Financial Trust



Share Classes Available

    Shares of the Funds are available as set forth below:

    Class A for Strategic Portfolios: Conservative and Strategic Portfolios:
Aggressive: Prior approval must be obtained from the Distributor before Class A shares are offered to anyone. Subject to such advance approval, Class A shares are only currently available in certain designated states for investments of $1,000,000 or more. Class A shares are not currently available for acquisition through exchanges from another fund. Contact the Distributor for details.

    Class A for Strategic Portfolios: Moderate: Class A shares are not currently offered.

    Class B: Class B shares of all three Funds are not currently offered.

    Class C: CLASS C SHARES OF ALL THREE FUNDS ARE CURRENTLY OFFERED AND AVAILABLE FOR INVESTMENT BY CERTAIN EMPLOYEE BENEFIT PLANS AND LARGE INSTITUTIONS.

    Class D: Class D shares of all three Funds are not currently offered.

Purchase of Shares-
    Class A Shares-Initial Sales Charges-
    Sales Charges

    The second paragraph under the above caption at page 17 of the Prospectus is hereby revised in its entirety as follows:


        "On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer a commission based on the aggregate of such sales as follows:

    Amount of Sale                   Commission

    (a) $1 million to $3 million  .....  1.00%
    (b) Next $2 million  ..............  0.50%
    (c) Amount over $5 million  .......  0.25%"

Management of the Funds

    Under the above caption at page 29 of the Prospectus, the sixth paragraph is revised in its entirety as follows:

        "Peter C. Bennett is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Bennett has managed the Funds since December 1996. Mr. Bennett's principal occupation currently is Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett also serves as Chief Investment Officer -- Equities and is a member of the Management Committee of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager. Mr. Bennett has investment discretion over the entire portfolio of each Fund, makes investment decisions as to specific securities holdings, allocates and continually adjusts such allocations of investments among equity and fixed income securities and among different industry sectors. The portfolio manager uses a team approach on behalf of each Fund and has delegated purchase and sale authority for defined portions of the portfolios to other officers of the Investment Manager. The team members focus on different investment areas within each Fund's sectors, such as international securities, high-yield high-risk securities, large- and small-capitalization equities, investment grade debt, etc."